Exhibit 99.1

South Plains Financial, Inc. Deepens its Commitment to the Houston Market with the Acquisition of BOH Holdings, Inc.

December 1, 2025

LUBBOCK, Texas, December 1, 2025 (GLOBE NEWSWIRE) -- South Plains Financial, Inc. (NASDAQ: SPFI) (“South Plains” or the “Company”), the parent company of City Bank, today announced it has entered into a definitive merger agreement with BOH Holdings, Inc., Houston, Texas (“BOH”), the parent company of Bank of Houston, whereby South Plains will acquire BOH in an all-stock transaction valued at approximately $105.9 million. As a result of the proposed transaction, BOH will be merged with and into SPFI, with SPFI continuing as the surviving entity. As of September 30, 2025, BOH had approximately $772 million in assets, $633 million in loans, and $629 million in deposits.

The proposed transaction will strengthen South Plains’ position as a leading Texas community bank with 26 branches across Texas upon completion of the proposed transaction, while enhancing its geographic footprint in the Houston MSA. The proposed transaction demonstrates South Plains’ commitment to the Houston market and creating a banking franchise spanning the great State of Texas. Upon closing, the pro forma company will have approximately $5.4 billion in assets, $3.8 billion in loans and $4.6 billion in deposits, based on the balance sheets of South Plains and BOH as of September 30, 2025.

Transaction Highlights:

•	Transaction value of approximately $105.9 million, 6.8x price to estimated 2027 earnings.

•	The pro forma company will have the 11th most deposits of a Texas-headquartered bank in Houston.

•	Provides important scale in one of the fastest growing MSAs in the country.

•	The proposed transaction is expected to be 11% accretive to SPFI’s earnings per share in 2027.

•	Attractive tangible book value per share earnback of less than 3.0 years.

Curtis Griffith, Chairman and Chief Executive Officer of South Plains, commented, “Over the past year, we have been executing a strategy designed to accelerate the earnings power of City Bank by adding experienced lenders across our markets to drive organic loan growth while also exploring accretive M&A to expand our reach. Our proposed acquisition of BOH is an important step in achieving our goal given the impressive franchise they have built in the fast-growing Houston market, which will add scale to our existing operations while also bringing long standing customer relationships to City Bank.  I believe this combination will deliver substantial value to both South Plains’ and BOH’s shareholders which will make this a true win – win transaction. I also believe there is more opportunity ahead to further grow City Bank. I have often spoken to our ability to execute acquisitions given the investments that we have made across the Company’s infrastructure and technology platforms that positions South Plains to efficiently scale our operations as we continue to expand across our markets.”

Jim Stein, Chairman, President and Chief Executive Officer of BOH, said, “We are very excited to join with Curtis, Cory Newsom and the entire City Bank team. Houston is a dynamic community banking market, and this partnership provides needed resources to help accelerate our combined growth which we believe will drive value for our shareholders that we could not have achieved on our own.  The strength of South Plains’ low cost, community deposits as well as their more expansive product portfolio is very attractive to us and should enable us to deepen our existing client relationships while also pursuing new relationships. I am also excited for our employees given the unique focus that City Bank places on their employees, the benefits they provide, and the great work environment that they have cultivated.”

Cory Newsom, President of South Plains, added, “We have always said that the culture and values of an acquisition partner is critical to our decision-making process to ensure minimal dislocation through the integration while positioning us for long term success. A key factor in our decision to acquire BOH was their team, which is truly impressive, and their culture, which is very similar to ours. BOH also has a high bar for hiring, consistent with what we demand, that provides confidence that our two teams will work together well and which should minimize disruption as we integrate BOH into our operations. We also performed a thorough, deep dive into BOH’s loan portfolio and underwriting processes and found a credit culture that resembled ours.  This provides real confidence in the potential synergy and success of this acquisition.”

Upon completion of the proposed transaction, Jim Stein, Chairman, President, and Chief Executive Officer of BOH, will join South Plains and continue leading his team in Houston. Additionally, upon completion of the proposed transaction, Jim Stein will be appointed to the boards of directors of South Plains and City Bank.

Under the terms of the proposed transaction, South Plains will exchange 0.1925 of its shares for each outstanding share of BOH, subject to certain adjustments, pursuant to the terms of the definitive merger agreement. Based on South Plains’ closing price as of November 28, 2025, the implied value of the proposed transaction is $105.9 million. South Plains expects to issue approximately 2.8 million shares of its common stock and, as a result, former BOH shareholders will own approximately 14.5% percent of the combined company following the completion of the merger. Holders of BOH stock appreciation rights and unexercised warrants will receive cash consideration.

The boards of directors of South Plains and BOH have unanimously approved the proposed transaction. The proposed transaction is expected to close in the second quarter of 2026, subject to the satisfaction of customary closing conditions, including the receipt of all required regulatory approvals and the approval of BOH’s shareholders.

Raymond James & Associates, Inc. served as financial advisor to South Plains and rendered a fairness opinion to its board of directors. Hunton Andrews Kurth LLP served as South Plains’ legal advisor.

Hillworth Bank Partners served as financial advisor to BOH and rendered a fairness opinion to its board of directors. Fenimore Kay Harrison LLP served as BOH’s legal advisor.

Further information about the proposed transaction can be found in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission, which can be accessed at www.SEC.gov, and an investor presentation reviewing the proposed transaction can be found on the investors section of South Plain’s website at www.SPFI.bank.

About South Plains Financial, Inc.

South Plains is the bank holding company for City Bank, a Texas state-chartered bank headquartered in Lubbock, Texas. City Bank is one of the largest independent banks in West Texas and has additional banking operations in the Dallas, El Paso, Greater Houston, the Permian Basin, and College Station, Texas markets, and the Ruidoso, New Mexico market. South Plains provides a wide range of commercial and consumer financial services to small and medium-sized businesses and individuals in its market areas. Its principal business activities include commercial and retail banking, along with investment, trust and mortgage services. Please visit https://www.spfi.bank for more information.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and future oral and written statements of South Plains and City Bank (“City Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act.  These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance.  Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases.  South Plains cautions that the forward-looking statements in this presentation are based largely on South Plains’ current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of South Plains, BOH and the combined company, as well as the businesses and markets in which they do and are expected to operate.  Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements.  Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of South Plains and City Bank.  These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements.  Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between South Plains and BOH and on the combined entities’ operations, financial condition, and financial results; the businesses of South Plains and BOH may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; the BOH shareholders may not approve the proposed transaction; the impact on South Plains and BOH, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and South Plains’ and BOH’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and South Plains’ and BOH’s market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and South Plains’ and BOH’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on South Plains and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations.  Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results.  Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation.  Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents South Plains files or furnishes with the SEC from time to time.  Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law.  All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication is being made with respect to the proposed transaction involving South Plains and BOH.  This material is not a solicitation of any vote or approval of the BOH shareholders and is not a substitute for the proxy statement/prospectus or any other documents that South Plains and BOH may send to their respective shareholders in connection with the proposed transaction.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

In connection with the proposed transaction involving South Plains and BOH, South Plains will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of BOH’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the shares of SPFI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  When final, BOH will mail the proxy statement/prospectus to its shareholders.  Shareholders are also urged to carefully review and consider South Plains’ public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K.  Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about South Plains, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov.  You will also be able to obtain these documents, when they are filed, free of charge, from South Plains at www.spfi.bank.  Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79408, Attention: Corporate Secretary, Telephone: 800-687-2265.

Participants in the Solicitation

South Plains, BOH and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction.  Information about South Plains’ directors and executive officers is available in its definitive proxy statement relating to its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 7, 2025, and other documents filed by South Plains with the SEC.  Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Contact: Mikella Newsom, Chief Risk Officer and Secretary
investors@city.bank
(806) 792-7101

Source: South Plains Financial, Inc.